ROSE DOME PROJECT PARTICIPATION AGREEMENT

SEE EXHIBITS ATTACHED

EXHIBIT ADJOING LEASE 1

BLACK STAR 231 CORP.

DRILLING PROGRAM: ROSE DOME PROJECT

PARTICIPATION AGREEMENT

This agreement is made by and between Black Star 231 Corp., hereafter referred to as Operator, and the other party or parties who sign this agreement, hereafter referred to as Participant or Participants.

In consideration of the mutual promises and agreements made and to be performed by the parties as hereinafter stated, Operator and Participant agree as follows:

1. Drilling Program:  The objective of the program is the drilling, testing, and completion of two wells for oil and/or gas, with target formations ranging in depth to 3,800’. Within one hundred twenty (120) days after the date this agreement is accepted by Operator, Operator will commence drilling on valid oil and gas leases located within the program areas as described in the prospect description booklet provided Participant. The lease description attributable to each well in this drilling program is the minimum spacing unit for each of the two wells as determined by State of Nebraska well spacing regulations. The final drilling location and completion depth shall be at Operator’s sole discretion.

2.  Participation Units:  There are 4 equal units of participation in the drilling program.  Operator intends to retain 1 unit and 3 units are available for participation by other parties.  Each unit represents an undivided 25.0% working interest in and to the well(s) and the well spacing unit(s), subject to Operator’s carried interest hereinafter described.  Such working interest units shall be entitled to their proportionate share of the proceeds of working interest production from the well(s) drilled pursuant to the drilling program, and be subject to its proportionate burdens for payment of the lessor’s royalty and other obligations of lessee under the lease, as well as expenses of operating the wells after completion thereof.  The total working interest will have a net revenue interest (NRI) of not less than 80% of the 8/8 production from the well(s); and each unit of working interest will have a net revenue interest (NRI after payment of royalties and all other non-operating burdens payable out of production) of not less than 20% of the total 8/8 production from the well(s), subject to reduction at pay-out by reason of the Operator’s carried working interest as provided below.

3.  Payment:  Participant shall pay Operator for Participant’s share of the costs and expenses of drilling, testing, completing and equipping the well as follows:

4. First Call:  Acquisition, drilling and testing $138,650 per unit in this program.  Participant herewith tenders to Operator the first call sum of $138,650 for each unit subscribed to by Participant. Such funds shall be deposited by Operator in a separate account specific to this drilling program and not commingled with Operator’s own funds or funds paid by others in respect to any other drilling program.  Such funds shall be held in trust by Operator for the benefit of the parties hereto, and shall be used by Operator for the costs and expenses of drilling and testing the well, and plugging and abandoning the well if, in the sole judgment of Operator, the well does not appear to be capable of production in commercial quantities.  Such costs include, but are not limited to, lease acquisition, title and legal work, land damage, permits, bonding, geological work, geophysical, remote sensing, company overhead, roads, pits, gravel, surveying, casing, logging, workover rig, acid fracture, swabbing and testing, and plugging and restoration if Operator deems the well a dry hole.

5.  Second Call:  Completion is $133,550 per unit, if both wells are completed for production.  If in the Operator’s judgment, both wells should be completed for production, Operator will notify Participant to remit the second call sum of $133,550 for each unit subscribed to by Participant, and Participant shall remit such payment in full to Operator within ten (10) banking days after such notice if given. For each well not completed for production in this drilling program the second call amount is reduced by $66,775 per unit of participation.  Well(s) shall be considered completed at the point in time when well(s) produce the first formation fluids through the tank battery.  Such funds shall be deposited by Operator in a separate account specific to this drilling program and not commingled with Operator’s own funds or funds paid by others in respect to any other drilling program.  Such funds shall be held in trust by Operator for the benefit of the parties hereto, and shall be used by Operator for the costs and expenses of completing the well.  Such costs include, but are not limited to, completion rig, well head assembly, tree, meter run, gas separator, tank battery, excavation, lead lines, tubing and rods, down hole equipment, pumping unit, motor, control box, electrical service, winch truck and company overhead. If Participant fails or refuses to timely remit the second call payment as herein provided, then Operator shall be entitled to retain Participant’s first call payment as liquidated damages for Participant’s breach of this agreement, and Participant shall have no further right, title or interest under this agreement or in or to the program, lease or well covered herein. Subject well will be deemed completed at the point of first production through the tank battery.

6.  Turnkey Price:  The payments made to Operator as provided above shall constitute full payment for Participant’s share of the costs and expenses of acquisition, drilling, testing, completing and equipping the well(s) through the meter if a gas well or through the stock tank if an oil well, or both if the well is dually completed for production of gas and oil.  If the actual costs and expenses incurred by Operator, in respect to Participant’s unit(s) of participation, exceed the amounts paid by Participant, then Operator shall pay such excess without reimbursement from Participant.  If the actual costs and expenses incurred by Operator, in respect to Participant’s unit(s) of participation, are less than the amounts paid by Participant, then Operator shall retain the difference without reimbursement to Participant.

7.  Equipment and Abandonment:  At such time as a well in this program ceases production, Operator will, at Operator’s expense, plug the well and restore the surface in accordance with statutory and regulatory requirements and the terms of the oil and gas lease.  All salvageable equipment and fixtures shall be and remain the property of Operator.

8. Assignments:  Within ten days after commencement of production, Operator shall execute, in recordable form, and deliver to Participant, or cause to be duly recorded for the benefit of Participant, an assignment of Participant’s proportionate undivided share of the working interest in the program.  Such assignment shall be subject to Operator’s carried interest as described below, and shall be made subject to the terms of the Operating agreement for this program. Participant shall not sell, encumber or assign such interest, in whole or in part, without prior notice thereof to, and approval of, Operator.

9. Carried Working Interest:  Operator reserves and retains a carried interest with respect to one-fourth (1/4) of each unit subscribed to and purchased by Participants, which carried interest shall cease to be carried and shall convert to a working interest vested in Operator as follows:

        A. At pay-out, Operator’s carried interest shall convert to and become a regular working interest.  At pay-out, each unit held by Participant will thereby be reduced by 1/4 and Participant or his or her heirs, successors or assigns will, if deemed necessary by Operator, execute and deliver to Operator or its successors or assigns an assignment of an undivided 1/4 of Participant’s working interest with respect of each unit owned by Participant in this program, free and clear of any liens, encumbrances or adverse claims.  After pay-out, each unit held by Participant will represent an undivided 18.75% working interest, with a net revenue interest of not less than 15% of the 8/8 production.  Should Participant fail or refuse to execute and deliver such assignment, then Operator shall be entitled to execute and record a Notice of Payout and the same shall have the same force and effect as an assignment executed and delivered by Participant pursuant hereto.

B. “Payout” means that point in time when the cumulative net proceeds received by Participant from the sale of production from the well(s) equals his or her total unit investment.  “Total unit investment” means the sum of the first call and second call payments made by Participant pursuant to paragraphs 3.A.and 3.B. above.  “Net proceeds” means Participant’s share of the gross proceeds of working interest production less Participant’s share of the expenses of operating the well after completion. Until pay-out, Operator shall have no interest in production nor liability or obligation for operating expenses, taxes or other obligations of lessee in respect to Participant’s unit(s) in the well(s) by virtue of the carried interest.

10. Operator:  Black Star 231 Corp. shall be the operator of the well(s) and lease interest, and shall conduct, direct and have full control of all development, drilling, completion, and subsequent operations.  It shall conduct such work in a good and workmanlike manner in accordance with standard practices in the industry, but shall have no liability for losses or damages except such as may result from gross negligence or willful misconduct.  Operator shall have the right to purchase, acquire and dispose of equipment and materials; to hire employees or independent contractors necessary for drilling and lease operations; and to contract for the drilling of the wells and other labor and services necessary for the drilling and completion thereof, including the right to enter into turnkey contracts.  Operator shall have authority to compromise, settle and pay any claim, which may be made by the landowner or adjoining landowner or others for damages resulting from lease operations.  It shall be the duty of Operator to conduct all operations in accordance with the lease terms and with applicable laws and regulations, and to make all necessary filings with, and obtain all necessary permits from, any regulatory agency having jurisdiction over lease operations.  Participant agrees to execute the “Operating Agreement” applicable to this program.

11. No Partnership: The liability of the parties shall be several, not joint or collective.  Each party shall be responsible only for its obligations, and shall be liable only for its proportionate share of the costs and expenses of drilling and operating the well.  It is not the intention of the parties to create, nor shall this Agreement be construed as creating a mining or other partnership or association, or to render the parties liable as partners.  If, for federal income tax purposes, this Agreement and the operations hereunder are regarded as a partnership, each party hereby affected elects to be excluded from the application of all the provisions of Subchapter “K” of the Internal Revenue Code, as permitted and authorized by Section 761 of the Code and the regulations promulgated thereunder.  In making the foregoing election, each party states that the income derived by such party from operations hereunder can be adequately determined without the computation of partnership taxable income.

12.  Binding Effect: This Agreement shall bind, and inure to the benefit of, the parties hereto and their respective successors, assigns, heirs and legal representatives.  No agreement to modify or waive any of the provisions hereof shall be effective unless in writing and signed by both parties.

13. Participant’s Interest:  Participant hereby subscribes to and purchases _____ unit(s) pursuant to the terms herein set forth.

COUNTER PART SIGNATURE PAGE ATTACHED

ROSE DOME PROJECT PARTICIPATION AGREEMENT

COUNTERPART SIGNATURE PAGE

ROSE DOME PROJECT PARTICIPATION AGREEMENT

In witness whereof, the parties have executed this Participation Agreement effective the date same is accepted and signed by Operator.

OPERATOR:

Black Star 231 Corp.

Livestock Exchange Bldg.

1600 Genessee, Suite 814

Kansas City, Mo 64102

by: ____________________________

Date:_______________

        Jim Pryor, President

PARTICIPANT:

_______________________________

__________________________

   Signature

   Signature

_______________________________

   Printed Name

_______________________________

   Address

_______________________________

   Address

_______________________________

Date:______________

   Tax Identification Number

_______________________________

   Email Address

First Call payment of $138,650 X ____ units = $_____________ enclosed.

EXHIBIT FOR ADJOINING LEASE #2

BLACK STAR 231 CORP.

DRILLING PROGRAM: ROSE DOME PROJECT

PARTICIPATION AGREEMENT

This agreement is made by and between Black Star 231 Corp., hereafter referred to as Operator, and the other party or parties who sign this agreement, hereafter referred to as Participant or Participants.

In consideration of the mutual promises and agreements made and to be performed by the parties as hereinafter stated, Operator and Participant agree as follows:

1. Drilling Program:  The objective of the program is the drilling, testing, and completion of two wells for oil and/or gas, with target formations ranging in depth to 3,800’. Within one hundred twenty (120) days after the date this agreement is accepted by Operator, Operator will commence drilling on valid oil and gas leases located within the program areas as described in the prospect description booklet provided Participant. The lease description attributable to each well in this drilling program is the minimum spacing unit for each of the two wells as determined by State of Nebraska well spacing regulations. The final drilling location and completion depth shall be at Operator’s sole discretion.

2.  Participation Units:  There are 4 equal units of participation in the drilling program.  Each unit represents an undivided 25.0% working interest in and to the well(s) and the well spacing unit(s), subject to Operator’s carried interest hereinafter described.  Such working interest units shall be entitled to their proportionate share of the proceeds of working interest production from the well(s) drilled pursuant to the drilling program, and be subject to its proportionate burdens for payment of the lessor’s royalty and other obligations of lessee under the lease, as well as expenses of operating the wells after completion thereof.  The total working interest will have a net revenue interest (NRI) of not less than 80% of the 8/8 production from the well(s); and each unit of working interest will have a net revenue interest (NRI after payment of royalties and all other non-operating burdens payable out of production) of not less than 20% of the total 8/8 production from the well(s), subject to reduction at pay-out by reason of the Operator’s carried working interest as provided below.

3.  Payment:  Participant shall pay Operator for Participant’s share of the costs and expenses of drilling, testing, completing and equipping the well as follows:

4. First Call:  Acquisition, drilling and testing $138,650 per unit in this program.  Participant herewith tenders to Operator the first call sum of $138,650 for each unit subscribed to by Participant. Such funds shall be deposited by Operator in a separate account specific to this drilling program and not commingled with Operator’s own funds or funds paid by others in respect to any other drilling program.  Such funds shall be held in trust by Operator for the benefit of the parties hereto, and shall be used by Operator for the costs and expenses of drilling and testing the well, and plugging and abandoning the well if, in the sole judgment of Operator, the well does not appear to be capable of production in commercial quantities.  Such costs include, but are not limited to, lease acquisition, title and legal work, land damage, permits, bonding, geological work, geophysical, remote sensing, company overhead, roads, pits, gravel, surveying, casing, logging, workover rig, acid fracture, swabbing and testing, and plugging and restoration if Operator deems the well a dry hole.

5.  Second Call:  Completion is $133,550 per unit, if both wells are completed for production.  If in the Operator’s judgment, both wells should be completed for production, Operator will notify Participant to remit the second call sum of $133,550 for each unit subscribed to by Participant, and Participant shall remit such payment in full to Operator within ten (10) banking days after such notice if given. For each well not completed for production in this drilling program the second call amount is reduced by $66,775 per unit of participation.  Well(s) shall be considered completed at the point in time when well(s) produce the first formation fluids through the tank battery.  Such funds shall be deposited by Operator in a separate account specific to this drilling program and not commingled with Operator’s own funds or funds paid by others in respect to any other drilling program.  Such funds shall be held in trust by Operator for the benefit of the parties hereto, and shall be used by Operator for the costs and expenses of completing the well.  Such costs include, but are not limited to, completion rig, well head assembly, tree, meter run, gas separator, tank battery, excavation, lead lines, tubing and rods, down hole equipment, pumping unit, motor, control box, electrical service, winch truck and company overhead. If Participant fails or refuses to timely remit the second call payment as herein provided, then Operator shall be entitled to retain Participant’s first call payment as liquidated damages for Participant’s breach of this agreement, and Participant shall have no further right, title or interest under this agreement or in or to the program, lease or well covered herein. Subject well will be deemed completed at the point of first production through the tank battery.

6.  Turnkey Price:  The payments made to Operator as provided above shall constitute full payment for Participant’s share of the costs and expenses of acquisition, drilling, testing, completing and equipping the well(s) through the meter if a gas well or through the stock tank if an oil well, or both if the well is dually completed for production of gas and oil.  If the actual costs and expenses incurred by Operator, in respect to Participant’s unit(s) of participation, exceed the amounts paid by Participant, then Operator shall pay such excess without reimbursement from Participant.  If the actual costs and expenses incurred by Operator, in respect to Participant’s unit(s) of participation, are less than the amounts paid by Participant, then Operator shall retain the difference without reimbursement to Participant.

7.  Equipment and Abandonment:  At such time as a well in this program ceases production, Operator will, at Operator’s expense, plug the well and restore the surface in accordance with statutory and regulatory requirements and the terms of the oil and gas lease.  All salvageable equipment and fixtures shall be and remain the property of Operator.

8. Assignments:  Within 30 days after commencement of production, Operator shall execute, in recordable form, and deliver to Participant, or cause to be duly recorded for the benefit of Participant, an assignment of Participant’s proportionate undivided share of the working interest in the program.  Such assignment shall be subject to Operator’s carried interest as described below, and shall be made subject to the terms of the Operating agreement for this program. Participant shall not sell, encumber or assign such interest, in whole or in part, without prior notice thereof to, and approval of, Operator.

9. Carried Working Interest:  Operator reserves and retains a carried interest with respect to one-fourth (1/4) of each unit subscribed to and purchased by Participants, which carried interest shall cease to be carried and shall convert to a working interest vested in Operator as follows:

        A. At pay-out, Operator’s carried interest shall convert to and become a regular working interest.  At pay-out, each unit held by Participant will thereby be reduced by 1/4 and Participant or his or her heirs, successors or assigns will, if deemed necessary by Operator, execute and deliver to Operator or its successors or assigns an assignment of an undivided 1/4 of Participant’s working interest with respect of each unit owned by Participant in this program, free and clear of any liens, encumbrances or adverse claims.  After pay-out, each unit held by Participant will represent an undivided 18.75% working interest, with a net revenue interest of not less than 15% of the 8/8 production.  Should Participant fail or refuse to execute and deliver such assignment, then Operator shall be entitled to execute and record a Notice of Payout and the same shall have the same force and effect as an assignment executed and delivered by Participant pursuant hereto.

B. “Payout” means that point in time when the cumulative net proceeds received by Participant from the sale of production from the well(s) equals his or her total unit investment.  “Total unit investment” means the sum of the first call and second call payments made by Participant pursuant to paragraphs 3.A.and 3.B. above.  “Net proceeds” means Participant’s share of the gross proceeds of working interest production less Participant’s share of the expenses of operating the well after completion. Until pay-out, Operator shall have no interest in production nor liability or obligation for operating expenses, taxes or other obligations of lessee in respect to Participant’s unit(s) in the well(s) by virtue of the carried interest.

10. Operator:  Black Star 231 Corp. shall be the operator of the well(s) and lease interest, and shall conduct, direct and have full control of all development, drilling, completion, and subsequent operations.  It shall conduct such work in a good and workmanlike manner in accordance with standard practices in the industry, but shall have no liability for losses or damages except such as may result from gross negligence or willful misconduct.  Operator shall have the right to purchase, acquire and dispose of equipment and materials; to hire employees or independent contractors necessary for drilling and lease operations; and to contract for the drilling of the wells and other labor and services necessary for the drilling and completion thereof, including the right to enter into turnkey contracts.  Operator shall have authority to compromise, settle and pay any claim, which may be made by the landowner or adjoining landowner or others for damages resulting from lease operations.  It shall be the duty of Operator to conduct all operations in accordance with the lease terms and with applicable laws and regulations, and to make all necessary filings with, and obtain all necessary permits from, any regulatory agency having jurisdiction over lease operations.  Participant agrees to execute the “Operating Agreement” applicable to this program.

11. No Partnership:The liability of the parties shall be several, not joint or collective.  Each party shall be responsible only for its obligations, and shall be liable only for its proportionate share of the costs and expenses of drilling and operating the well.  It is not the intention of the parties to create, nor shall this Agreement be construed as creating a mining or other partnership or association, or to render the parties liable as partners.  If, for federal income tax purposes, this Agreement and the operations hereunder are regarded as a partnership, each party hereby affected elects to be excluded from the application of all the provisions of Subchapter “K” of the Internal Revenue Code, as permitted and authorized by Section 761 of the Code and the regulations promulgated thereunder.  In making the foregoing election, each party states that the income derived by such party from operations hereunder can be adequately determined without the computation of partnership taxable income.

12.  Binding Effect: This Agreement shall bind, and inure to the benefit of, the parties hereto and their respective successors, assigns, heirs and legal representatives.  No agreement to modify or waive any of the provisions hereof shall be effective unless in writing and signed by both parties.

13. Participant’s Interest:  Participant hereby subscribes to and purchases _____ unit(s) pursuant to the terms herein set forth.

COUNTER PART SIGNATURE PAGE ATTACHED

ROSE DOME PROJECT PARTICIPATION AGREEMENT

COUNTERPART SIGNATURE PAGE

ROSE DOME PROJECT PARTICIPATION AGREEMENT

In witness whereof, the parties have executed this Participation Agreement effective the date same is accepted and signed by Operator.

OPERATOR:

Black Star 231 Corp.

Livestock Exchange Bldg.

1600 Genessee, Suite 814

Kansas City, Mo 64102

by: ____________________________

Date:_______________

        Jim Pryor, President

PARTICIPANT:

_______________________________

____________________________

   Signature

   Signature

_______________________________

   Printed Name

_______________________________

   Address

_______________________________

   Address

_______________________________

Date:______________

   Tax Identification Number

_______________________________

   Email Address

First Call payment of $138,650 X ____ units = $_____________ enclosed.

EXHIBIT FOR ADJOINING LEASE #3

BLACK STAR 231 CORP.

DRILLING PROGRAM: ROSE DOME PROJECT

PARTICIPATION AGREEMENT

This agreement is made by and between Black Star 231 Corp., hereafter referred to as Operator, and the other party or parties who sign this agreement, hereafter referred to as Participant or Participants.

In consideration of the mutual promises and agreements made and to be performed by the parties as hereinafter stated, Operator and Participant agree as follows:

1. Drilling Program:  The objective of the program is the drilling, testing, and completion of two wells for oil and/or gas, with target formations ranging in depth to 3,800’. Within one hundred twenty (120) days after the date this agreement is accepted by Operator, Operator will commence drilling on valid oil and gas leases located within the program areas as described in the prospect description booklet provided Participant. The lease description attributable to each well in this drilling program is the minimum spacing unit for each of the two wells as determined by State of Nebraska well spacing regulations. The final drilling location and completion depth shall be at Operator’s sole discretion.

2.  Participation Units:  There are 4 equal units of participation in the drilling program.  Each unit represents an undivided 25.0% working interest in and to the well(s) and the well spacing unit(s), subject to Operator’s carried interest hereinafter described.  Such working interest units shall be entitled to their proportionate share of the proceeds of working interest production from the well(s) drilled pursuant to the drilling program, and be subject to its proportionate burdens for payment of the lessor’s royalty and other obligations of lessee under the lease, as well as expenses of operating the wells after completion thereof.  The total working interest will have a net revenue interest (NRI) of not less than 80% of the 8/8 production from the well(s); and each unit of working interest will have a net revenue interest (NRI after payment of royalties and all other non-operating burdens payable out of production) of not less than 20% of the total 8/8 production from the well(s), subject to reduction at pay-out by reason of the Operator’s carried working interest as provided below.

3.  Payment:  Participant shall pay Operator for Participant’s share of the costs and expenses of drilling, testing, completing and equipping the well as follows:

4. First Call:  Acquisition, drilling and testing $138,650 per unit in this program.  Participant herewith tenders to Operator the first call sum of $138,650 for each unit subscribed to by Participant. Such funds shall be deposited by Operator in a separate account specific to this drilling program and not commingled with Operator’s own funds or funds paid by others in respect to any other drilling program.  Such funds shall be held in trust by Operator for the benefit of the parties hereto, and shall be used by Operator for the costs and expenses of drilling and testing the well, and plugging and abandoning the well if, in the sole judgment of Operator, the well does not appear to be capable of production in commercial quantities.  Such costs include, but are not limited to, lease acquisition, title and legal work, land damage, permits, bonding, geological work, geophysical, remote sensing, company overhead, roads, pits, gravel, surveying, casing, logging, workover rig, acid fracture, swabbing and testing, and plugging and restoration if Operator deems the well a dry hole.

5.  Second Call:  Completion is $133,550 per unit, if both wells are completed for production.  If in the Operator’s judgment, both wells should be completed for production, Operator will notify Participant to remit the second call sum of $133,550 for each unit subscribed to by Participant, and Participant shall remit such payment in full to Operator within ten (10) banking days after such notice if given. For each well not completed for production in this drilling program the second call amount is reduced by $66,775 per unit of participation.  Well(s) shall be considered completed at the point in time when well(s) produce the first formation fluids through the tank battery.  Such funds shall be deposited by Operator in a separate account specific to this drilling program and not commingled with Operator’s own funds or funds paid by others in respect to any other drilling program.  Such funds shall be held in trust by Operator for the benefit of the parties hereto, and shall be used by Operator for the costs and expenses of completing the well.  Such costs include, but are not limited to, completion rig, well head assembly, tree, meter run, gas separator, tank battery, excavation, lead lines, tubing and rods, down hole equipment, pumping unit, motor, control box, electrical service, winch truck and company overhead. If Participant fails or refuses to timely remit the second call payment as herein provided, then Operator shall be entitled to retain Participant’s first call payment as liquidated damages for Participant’s breach of this agreement, and Participant shall have no further right, title or interest under this agreement or in or to the program, lease or well covered herein. Subject well will be deemed completed at the point of first production through the tank battery.

6.  Turnkey Price:  The payments made to Operator as provided above shall constitute full payment for Participant’s share of the costs and expenses of acquisition, drilling, testing, completing and equipping the well(s) through the meter if a gas well or through the stock tank if an oil well, or both if the well is dually completed for production of gas and oil.  If the actual costs and expenses incurred by Operator, in respect to Participant’s unit(s) of participation, exceed the amounts paid by Participant, then Operator shall pay such excess without reimbursement from Participant.  If the actual costs and expenses incurred by Operator, in respect to Participant’s unit(s) of participation, are less than the amounts paid by Participant, then Operator shall retain the difference without reimbursement to Participant.

7.  Equipment and Abandonment:  At such time as a well in this program ceases production, Operator will, at Operator’s expense, plug the well and restore the surface in accordance with statutory and regulatory requirements and the terms of the oil and gas lease.  All salvageable equipment and fixtures shall be and remain the property of Operator.

8. Assignments:  Within 30 days after commencement of production, Operator shall execute, in recordable form, and deliver to Participant, or cause to be duly recorded for the benefit of Participant, an assignment of Participant’s proportionate undivided share of the working interest in the program.  Such assignment shall be subject to Operator’s carried interest as described below, and shall be made subject to the terms of the Operating agreement for this program. Participant shall not sell, encumber or assign such interest, in whole or in part, without prior notice thereof to, and approval of, Operator.

9. Carried Working Interest:  Operator reserves and retains a carried interest with respect to one-fourth (1/4) of each unit subscribed to and purchased by Participants, which carried interest shall cease to be carried and shall convert to a working interest vested in Operator as follows:

        A. At pay-out, Operator’s carried interest shall convert to and become a regular working interest.  At pay-out, each unit held by Participant will thereby be reduced by 1/4 and Participant or his or her heirs, successors or assigns will, if deemed necessary by Operator, execute and deliver to Operator or its successors or assigns an assignment of an undivided 1/4 of Participant’s working interest with respect of each unit owned by Participant in this program, free and clear of any liens, encumbrances or adverse claims.  After pay-out, each unit held by Participant will represent an undivided 18.75% working interest, with a net revenue interest of not less than 15% of the 8/8 production.  Should Participant fail or refuse to execute and deliver such assignment, then Operator shall be entitled to execute and record a Notice of Payout and the same shall have the same force and effect as an assignment executed and delivered by Participant pursuant hereto.

B. “Payout” means that point in time when the cumulative net proceeds received by Participant from the sale of production from the well(s) equals his or her total unit investment.  “Total unit investment” means the sum of the first call and second call payments made by Participant pursuant to paragraphs 3.A.and 3.B. above.  “Net proceeds” means Participant’s share of the gross proceeds of working interest production less Participant’s share of the expenses of operating the well after completion. Until pay-out, Operator shall have no interest in production nor liability or obligation for operating expenses, taxes or other obligations of lessee in respect to Participant’s unit(s) in the well(s) by virtue of the carried interest.

10. Operator:  Black Star 231 Corp. shall be the operator of the well(s) and lease interest, and shall conduct, direct and have full control of all development, drilling, completion, and subsequent operations.  It shall conduct such work in a good and workmanlike manner in accordance with standard practices in the industry, but shall have no liability for losses or damages except such as may result from gross negligence or willful misconduct.  Operator shall have the right to purchase, acquire and dispose of equipment and materials; to hire employees or independent contractors necessary for drilling and lease operations; and to contract for the drilling of the wells and other labor and services necessary for the drilling and completion thereof, including the right to enter into turnkey contracts.  Operator shall have authority to compromise, settle and pay any claim, which may be made by the landowner or adjoining landowner or others for damages resulting from lease operations.  It shall be the duty of Operator to conduct all operations in accordance with the lease terms and with applicable laws and regulations, and to make all necessary filings with, and obtain all necessary permits from, any regulatory agency having jurisdiction over lease operations.  Participant agrees to execute the “Operating Agreement” applicable to this program.

11. No Partnership:The liability of the parties shall be several, not joint or collective.  Each party shall be responsible only for its obligations, and shall be liable only for its proportionate share of the costs and expenses of drilling and operating the well.  It is not the intention of the parties to create, nor shall this Agreement be construed as creating a mining or other partnership or association, or to render the parties liable as partners.  If, for federal income tax purposes, this Agreement and the operations hereunder are regarded as a partnership, each party hereby affected elects to be excluded from the application of all the provisions of Subchapter “K” of the Internal Revenue Code, as permitted and authorized by Section 761 of the Code and the regulations promulgated thereunder.  In making the foregoing election, each party states that the income derived by such party from operations hereunder can be adequately determined without the computation of partnership taxable income.

12.  Binding Effect: This Agreement shall bind, and inure to the benefit of, the parties hereto and their respective successors, assigns, heirs and legal representatives.  No agreement to modify or waive any of the provisions hereof shall be effective unless in writing and signed by both parties.

13. Participant’s Interest:  Participant hereby subscribes to and purchases _____ unit(s) pursuant to the terms herein set forth.

COUNTER PART SIGNATURE PAGE ATTACHED

ROSE DOME PROJECT PARTICIPATION AGREEMENT

COUNTERPART SIGNATURE PAGE

ROSE DOME PROJECT PARTICIPATION AGREEMENT

In witness whereof, the parties have executed this Participation Agreement effective the date same is accepted and signed by Operator.

OPERATOR:

Black Star 231 Corp.

Livestock Exchange Bldg.

1600 Genessee, Suite 814

Kansas City, Mo 64102

by: ____________________________

Date:_______________

        Jim Pryor, President

PARTICIPANT:

_______________________________

____________________________

   Signature

   Signature

_______________________________

   Printed Name

_______________________________

   Address

_______________________________

   Address

_______________________________

Date:______________

   Tax Identification Number

_______________________________

   Email Address

First Call payment of $138,650 X ____ units = $_____________ enclosed.

EXHIBIT FOR ADJOINING LEASE #4

BLACK STAR 231 CORP.

DRILLING PROGRAM: ROSE DOME PROJECT

PARTICIPATION AGREEMENT

This agreement is made by and between Black Star 231 Corp., hereafter referred to as Operator, and the other party or parties who sign this agreement, hereafter referred to as Participant or Participants.

In consideration of the mutual promises and agreements made and to be performed by the parties as hereinafter stated, Operator and Participant agree as follows:

1. Drilling Program:  The objective of the program is the drilling, testing, and completion of two wells for oil and/or gas, with target formations ranging in depth to 3,800’. Within one hundred twenty (120) days after the date this agreement is accepted by Operator, Operator will commence drilling on valid oil and gas leases located within the program areas as described in the prospect description booklet provided Participant. The lease description attributable to each well in this drilling program is the minimum spacing unit for each of the two wells as determined by State of Nebraska well spacing regulations. The final drilling location and completion depth shall be at Operator’s sole discretion.

2.  Participation Units:  There are 4 equal units of participation in the drilling program.  Each unit represents an undivided 25.0% working interest in and to the well(s) and the well spacing unit(s), subject to Operator’s carried interest hereinafter described.  Such working interest units shall be entitled to their proportionate share of the proceeds of working interest production from the well(s) drilled pursuant to the drilling program, and be subject to its proportionate burdens for payment of the lessor’s royalty and other obligations of lessee under the lease, as well as expenses of operating the wells after completion thereof.  The total working interest will have a net revenue interest (NRI) of not less than 80% of the 8/8 production from the well(s); and each unit of working interest will have a net revenue interest (NRI after payment of royalties and all other non-operating burdens payable out of production) of not less than 20% of the total 8/8 production from the well(s), subject to reduction at pay-out by reason of the Operator’s carried working interest as provided below.

3.  Payment:  Participant shall pay Operator for Participant’s share of the costs and expenses of drilling, testing, completing and equipping the well as follows:

4. First Call:  Acquisition, drilling and testing $138,650 per unit in this program.  Participant herewith tenders to Operator the first call sum of $138,650 for each unit subscribed to by Participant. Such funds shall be deposited by Operator in a separate account specific to this drilling program and not commingled with Operator’s own funds or funds paid by others in respect to any other drilling program.  Such funds shall be held in trust by Operator for the benefit of the parties hereto, and shall be used by Operator for the costs and expenses of drilling and testing the well, and plugging and abandoning the well if, in the sole judgment of Operator, the well does not appear to be capable of production in commercial quantities.  Such costs include, but are not limited to, lease acquisition, title and legal work, land damage, permits, bonding, geological work, geophysical, remote sensing, company overhead, roads, pits, gravel, surveying, casing, logging, workover rig, acid fracture, swabbing and testing, and plugging and restoration if Operator deems the well a dry hole.

5.  Second Call:  Completion is $133,550 per unit, if both wells are completed for production.  If in the Operator’s judgment, both wells should be completed for production, Operator will notify Participant to remit the second call sum of $133,550 for each unit subscribed to by Participant, and Participant shall remit such payment in full to Operator within ten (10) banking days after such notice if given. For each well not completed for production in this drilling program the second call amount is reduced by $66,775 per unit of participation.  Well(s) shall be considered completed at the point in time when well(s) produce the first formation fluids through the tank battery.  Such funds shall be deposited by Operator in a separate account specific to this drilling program and not commingled with Operator’s own funds or funds paid by others in respect to any other drilling program.  Such funds shall be held in trust by Operator for the benefit of the parties hereto, and shall be used by Operator for the costs and expenses of completing the well.  Such costs include, but are not limited to, completion rig, well head assembly, tree, meter run, gas separator, tank battery, excavation, lead lines, tubing and rods, down hole equipment, pumping unit, motor, control box, electrical service, winch truck and company overhead. If Participant fails or refuses to timely remit the second call payment as herein provided, then Operator shall be entitled to retain Participant’s first call payment as liquidated damages for Participant’s breach of this agreement, and Participant shall have no further right, title or interest under this agreement or in or to the program, lease or well covered herein. Subject well will be deemed completed at the point of first production through the tank battery.

6.  Turnkey Price:  The payments made to Operator as provided above shall constitute full payment for Participant’s share of the costs and expenses of acquisition, drilling, testing, completing and equipping the well(s) through the meter if a gas well or through the stock tank if an oil well, or both if the well is dually completed for production of gas and oil.  If the actual costs and expenses incurred by Operator, in respect to Participant’s unit(s) of participation, exceed the amounts paid by Participant, then Operator shall pay such excess without reimbursement from Participant.  If the actual costs and expenses incurred by Operator, in respect to Participant’s unit(s) of participation, are less than the amounts paid by Participant, then Operator shall retain the difference without reimbursement to Participant.

7.  Equipment and Abandonment:  At such time as a well in this program ceases production, Operator will, at Operator’s expense, plug the well and restore the surface in accordance with statutory and regulatory requirements and the terms of the oil and gas lease.  All salvageable equipment and fixtures shall be and remain the property of Operator.

8. Assignments:  Within 30 days after commencement of production, Operator shall execute, in recordable form, and deliver to Participant, or cause to be duly recorded for the benefit of Participant, an assignment of Participant’s proportionate undivided share of the working interest in the program.  Such assignment shall be subject to Operator’s carried interest as described below, and shall be made subject to the terms of the Operating agreement for this program. Participant shall not sell, encumber or assign such interest, in whole or in part, without prior notice thereof to, and approval of, Operator.

9. Carried Working Interest:  Operator reserves and retains a carried interest with respect to one-fourth (1/4) of each unit subscribed to and purchased by Participants, which carried interest shall cease to be carried and shall convert to a working interest vested in Operator as follows:

        A. At pay-out, Operator’s carried interest shall convert to and become a regular working interest.  At pay-out, each unit held by Participant will thereby be reduced by 1/4 and Participant or his or her heirs, successors or assigns will, if deemed necessary by Operator, execute and deliver to Operator or its successors or assigns an assignment of an undivided 1/4 of Participant’s working interest with respect of each unit owned by Participant in this program, free and clear of any liens, encumbrances or adverse claims.  After pay-out, each unit held by Participant will represent an undivided 18.75% working interest, with a net revenue interest of not less than 15% of the 8/8 production.  Should Participant fail or refuse to execute and deliver such assignment, then Operator shall be entitled to execute and record a Notice of Payout and the same shall have the same force and effect as an assignment executed and delivered by Participant pursuant hereto.

B. “Payout” means that point in time when the cumulative net proceeds received by Participant from the sale of production from the well(s) equals his or her total unit investment.  “Total unit investment” means the sum of the first call and second call payments made by Participant pursuant to paragraphs 3.A.and 3.B. above.  “Net proceeds” means Participant’s share of the gross proceeds of working interest production less Participant’s share of the expenses of operating the well after completion. Until pay-out, Operator shall have no interest in production nor liability or obligation for operating expenses, taxes or other obligations of lessee in respect to Participant’s unit(s) in the well(s) by virtue of the carried interest.

10. Operator:  Black Star 231 Corp. shall be the operator of the well(s) and lease interest, and shall conduct, direct and have full control of all development, drilling, completion, and subsequent operations.  It shall conduct such work in a good and workmanlike manner in accordance with standard practices in the industry, but shall have no liability for losses or damages except such as may result from gross negligence or willful misconduct.  Operator shall have the right to purchase, acquire and dispose of equipment and materials; to hire employees or independent contractors necessary for drilling and lease operations; and to contract for the drilling of the wells and other labor and services necessary for the drilling and completion thereof, including the right to enter into turnkey contracts.  Operator shall have authority to compromise, settle and pay any claim, which may be made by the landowner or adjoining landowner or others for damages resulting from lease operations.  It shall be the duty of Operator to conduct all operations in accordance with the lease terms and with applicable laws and regulations, and to make all necessary filings with, and obtain all necessary permits from, any regulatory agency having jurisdiction over lease operations.  Participant agrees to execute the “Operating Agreement” applicable to this program.

11. No Partnership: The liability of the parties shall be several, not joint or collective.  Each party shall be responsible only for its obligations, and shall be liable only for its proportionate share of the costs and expenses of drilling and operating the well.  It is not the intention of the parties to create, nor shall this Agreement be construed as creating a mining or other partnership or association, or to render the parties liable as partners.  If, for federal income tax purposes, this Agreement and the operations hereunder are regarded as a partnership, each party hereby affected elects to be excluded from the application of all the provisions of Subchapter “K” of the Internal Revenue Code, as permitted and authorized by Section 761 of the Code and the regulations promulgated thereunder.  In making the foregoing election, each party states that the income derived by such party from operations hereunder can be adequately determined without the computation of partnership taxable income.

12.  Binding Effect: This Agreement shall bind, and inure to the benefit of, the parties hereto and their respective successors, assigns, heirs and legal representatives.  No agreement to modify or waive any of the provisions hereof shall be effective unless in writing and signed by both parties.

13. Participant’s Interest:  Participant hereby subscribes to and purchases _____ unit(s) pursuant to the terms herein set forth.

COUNTER PART SIGNATURE PAGE ATTACHED

ROSE DOME PROJECT PARTICIPATION AGREEMENT

COUNTERPART SIGNATURE PAGE

ROSE DOME PROJECT PARTICIPATION AGREEMENT

In witness whereof, the parties have executed this Participation Agreement effective the date same is accepted and signed by Operator.

OPERATOR:

Black Star 231 Corp.

Livestock Exchange Bldg.

1600 Genessee, Suite 814

Kansas City, Mo 64102

by: ____________________________

Date:_______________

        Jim Pryor, President

PARTICIPANT:

_______________________________

____________________________

   Signature

   Signature

_______________________________

   Printed Name

_______________________________

   Address

_______________________________

   Address

_______________________________

Date:______________

   Tax Identification Number

_______________________________

   Email Address

First Call payment of $138,650 X ____ units = $_____________ enclosed.

EXHIBIT FOR ADJOINING LEASE #5

BLACK STAR 231 CORP.

DRILLING PROGRAM: ROSE DOME PROJECT

PARTICIPATION AGREEMENT

This agreement is made by and between Black Star 231 Corp., hereafter referred to as Operator, and the other party or parties who sign this agreement, hereafter referred to as Participant or Participants.

In consideration of the mutual promises and agreements made and to be performed by the parties as hereinafter stated, Operator and Participant agree as follows:

1. Drilling Program:  The objective of the program is the drilling, testing, and completion of two wells for oil and/or gas, with target formations ranging in depth to 3,800’. Within one hundred twenty (120) days after the date this agreement is accepted by Operator, Operator will commence drilling on valid oil and gas leases located within the program areas as described in the prospect description booklet provided Participant. The lease description attributable to each well in this drilling program is the minimum spacing unit for each of the two wells as determined by State of Nebraska well spacing regulations. The final drilling location and completion depth shall be at Operator’s sole discretion.

2.  Participation Units:  There are 4 equal units of participation in the drilling program.  Each unit represents an undivided 25.0% working interest in and to the well(s) and the well spacing unit(s), subject to Operator’s carried interest hereinafter described.  Such working interest units shall be entitled to their proportionate share of the proceeds of working interest production from the well(s) drilled pursuant to the drilling program, and be subject to its proportionate burdens for payment of the lessor’s royalty and other obligations of lessee under the lease, as well as expenses of operating the wells after completion thereof.  The total working interest will have a net revenue interest (NRI) of not less than 80% of the 8/8 production from the well(s); and each unit of working interest will have a net revenue interest (NRI after payment of royalties and all other non-operating burdens payable out of production) of not less than 20% of the total 8/8 production from the well(s), subject to reduction at pay-out by reason of the Operator’s carried working interest as provided below.

3.  Payment:  Participant shall pay Operator for Participant’s share of the costs and expenses of drilling, testing, completing and equipping the well as follows:

4. First Call:  Acquisition, drilling and testing $138,650 per unit in this program.  Participant herewith tenders to Operator the first call sum of $138,650 for each unit subscribed to by Participant. Such funds shall be deposited by Operator in a separate account specific to this drilling program and not commingled with Operator’s own funds or funds paid by others in respect to any other drilling program.  Such funds shall be held in trust by Operator for the benefit of the parties hereto, and shall be used by Operator for the costs and expenses of drilling and testing the well, and plugging and abandoning the well if, in the sole judgment of Operator, the well does not appear to be capable of production in commercial quantities.  Such costs include, but are not limited to, lease acquisition, title and legal work, land damage, permits, bonding, geological work, geophysical, remote sensing, company overhead, roads, pits, gravel, surveying, casing, logging, workover rig, acid fracture, swabbing and testing, and plugging and restoration if Operator deems the well a dry hole.

5.  Second Call:  Completion is $133,550 per unit, if both wells are completed for production.  If in the Operator’s judgment, both wells should be completed for production, Operator will notify Participant to remit the second call sum of $133,550 for each unit subscribed to by Participant, and Participant shall remit such payment in full to Operator within ten (10) banking days after such notice if given. For each well not completed for production in this drilling program the second call amount is reduced by $66,775 per unit of participation.  Well(s) shall be considered completed at the point in time when well(s) produce the first formation fluids through the tank battery.  Such funds shall be deposited by Operator in a separate account specific to this drilling program and not commingled with Operator’s own funds or funds paid by others in respect to any other drilling program.  Such funds shall be held in trust by Operator for the benefit of the parties hereto, and shall be used by Operator for the costs and expenses of completing the well.  Such costs include, but are not limited to, completion rig, well head assembly, tree, meter run, gas separator, tank battery, excavation, lead lines, tubing and rods, down hole equipment, pumping unit, motor, control box, electrical service, winch truck and company overhead. If Participant fails or refuses to timely remit the second call payment as herein provided, then Operator shall be entitled to retain Participant’s first call payment as liquidated damages for Participant’s breach of this agreement, and Participant shall have no further right, title or interest under this agreement or in or to the program, lease or well covered herein. Subject well will be deemed completed at the point of first production through the tank battery.

6.  Turnkey Price:  The payments made to Operator as provided above shall constitute full payment for Participant’s share of the costs and expenses of acquisition, drilling, testing, completing and equipping the well(s) through the meter if a gas well or through the stock tank if an oil well, or both if the well is dually completed for production of gas and oil.  If the actual costs and expenses incurred by Operator, in respect to Participant’s unit(s) of participation, exceed the amounts paid by Participant, then Operator shall pay such excess without reimbursement from Participant.  If the actual costs and expenses incurred by Operator, in respect to Participant’s unit(s) of participation, are less than the amounts paid by Participant, then Operator shall retain the difference without reimbursement to Participant.

7.  Equipment and Abandonment:  At such time as a well in this program ceases production, Operator will, at Operator’s expense, plug the well and restore the surface in accordance with statutory and regulatory requirements and the terms of the oil and gas lease.  All salvageable equipment and fixtures shall be and remain the property of Operator.

8. Assignments:  Within 30 days after commencement of production, Operator shall execute, in recordable form, and deliver to Participant, or cause to be duly recorded for the benefit of Participant, an assignment of Participant’s proportionate undivided share of the working interest in the program.  Such assignment shall be subject to Operator’s carried interest as described below, and shall be made subject to the terms of the Operating agreement for this program. Participant shall not sell, encumber or assign such interest, in whole or in part, without prior notice thereof to, and approval of, Operator.

9. Carried Working Interest:  Operator reserves and retains a carried interest with respect to one-fourth (1/4) of each unit subscribed to and purchased by Participants, which carried interest shall cease to be carried and shall convert to a working interest vested in Operator as follows:

        A. At pay-out, Operator’s carried interest shall convert to and become a regular working interest.  At pay-out, each unit held by Participant will thereby be reduced by 1/4 and Participant or his or her heirs, successors or assigns will, if deemed necessary by Operator, execute and deliver to Operator or its successors or assigns an assignment of an undivided 1/4 of Participant’s working interest with respect of each unit owned by Participant in this program, free and clear of any liens, encumbrances or adverse claims.  After pay-out, each unit held by Participant will represent an undivided 18.75% working interest, with a net revenue interest of not less than 15% of the 8/8 production.  Should Participant fail or refuse to execute and deliver such assignment, then Operator shall be entitled to execute and record a Notice of Payout and the same shall have the same force and effect as an assignment executed and delivered by Participant pursuant hereto.

B. “Payout” means that point in time when the cumulative net proceeds received by Participant from the sale of production from the well(s) equals his or her total unit investment.  “Total unit investment” means the sum of the first call and second call payments made by Participant pursuant to paragraphs 3.A.and 3.B. above.  “Net proceeds” means Participant’s share of the gross proceeds of working interest production less Participant’s share of the expenses of operating the well after completion. Until pay-out, Operator shall have no interest in production nor liability or obligation for operating expenses, taxes or other obligations of lessee in respect to Participant’s unit(s) in the well(s) by virtue of the carried interest.

10. Operator:  Black Star 231 Corp. shall be the operator of the well(s) and lease interest, and shall conduct, direct and have full control of all development, drilling, completion, and subsequent operations.  It shall conduct such work in a good and workmanlike manner in accordance with standard practices in the industry, but shall have no liability for losses or damages except such as may result from gross negligence or willful misconduct.  Operator shall have the right to purchase, acquire and dispose of equipment and materials; to hire employees or independent contractors necessary for drilling and lease operations; and to contract for the drilling of the wells and other labor and services necessary for the drilling and completion thereof, including the right to enter into turnkey contracts.  Operator shall have authority to compromise, settle and pay any claim, which may be made by the landowner or adjoining landowner or others for damages resulting from lease operations.  It shall be the duty of Operator to conduct all operations in accordance with the lease terms and with applicable laws and regulations, and to make all necessary filings with, and obtain all necessary permits from, any regulatory agency having jurisdiction over lease operations.  Participant agrees to execute the “Operating Agreement” applicable to this program.

11. No Partnership: The liability of the parties shall be several, not joint or collective.  Each party shall be responsible only for its obligations, and shall be liable only for its proportionate share of the costs and expenses of drilling and operating the well.  It is not the intention of the parties to create, nor shall this Agreement be construed as creating a mining or other partnership or association, or to render the parties liable as partners.  If, for federal income tax purposes, this Agreement and the operations hereunder are regarded as a partnership, each party hereby affected elects to be excluded from the application of all the provisions of Subchapter “K” of the Internal Revenue Code, as permitted and authorized by Section 761 of the Code and the regulations promulgated thereunder.  In making the foregoing election, each party states that the income derived by such party from operations hereunder can be adequately determined without the computation of partnership taxable income.

12.  Binding Effect: This Agreement shall bind, and inure to the benefit of, the parties hereto and their respective successors, assigns, heirs and legal representatives.  No agreement to modify or waive any of the provisions hereof shall be effective unless in writing and signed by both parties.

13. Participant’s Interest:  Participant hereby subscribes to and purchases _____ unit(s) pursuant to the terms herein set forth.

COUNTER PART SIGNATURE PAGE ATTACHED

ROSE DOME PROJECT PARTICIPATION AGREEMENT

COUNTERPART SIGNATURE PAGE

ROSE DOME PROJECT PARTICIPATION AGREEMENT

In witness whereof, the parties have executed this Participation Agreement effective the date same is accepted and signed by Operator.

OPERATOR:

Black Star 231 Corp.

Livestock Exchange Bldg.

1600 Genessee, Suite 814

Kansas City, Mo 64102

by: ____________________________

Date:_______________

        Jim Pryor, President

PARTICIPANT:

_______________________________

____________________________

   Signature

   Signature

_______________________________

   Printed Name

_______________________________

   Address

_______________________________

   Address

_______________________________

Date:______________

   Tax Identification Number

_______________________________

   Email Address

First Call payment of $138,650 X ____ units = $_____________ enclosed.

ROSE DOME PROJECT PARTICIPATION AGREEMENT